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                                                                   EXHIBIT 10.79

                                Lease Guaranty
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    This GUARANTY OF LEASE ("Guaranty") is made and entered into as of the 1/st/
day of December, 1998, and is by and between STEVEN D. LEBOWITZ and DANIEL M. GOTTLIEB (collectively "Guarantor) in favor of G&L CORONADO LLC, a Delaware limited liability company ("Landlord") with respect to the following circumstances:

    1. Landlord has entered into a lease ("Lease"), dated concurrently herewith, with CORONADO MANAGERS CORP., a Delaware corporation ("Tenant"), whether acting on behalf of itself or any estate created by the commencement of a case under Title 11 of the United States Code or any successor statute thereto (the "Bankruptcy Code") or any other insolvency, bankruptcy, reorganization or liquidation proceeding, or by any trustee under the Bankruptcy Code, liquidator, sequestrator or receiver of Tenant or Tenant's property or similar person duly appointed pursuant to any law generally governing any insolvency, bankruptcy, reorganization, liquidation, receivership or like proceedings.

    2. In consideration of Landlord entering into the Lease with Tenant, and with full knowledge that Landlord would not have entered into the Lease with Tenant were it not for the agreements of Guarantor hereunder, Guarantor hereby agrees as follows:

       a. Guarantor hereby guarantees the full, faithful and timely payment and performance by Tenant of all of the payments, covenants and other obligations of Tenant under or pursuant to the Lease (all of which shall hereinafter be referred to as the "Obligations"). If Tenant shall default at any time in the payment of any rent or any other sums, costs, or charges whatsoever, or in the performance of any of the other covenants and obligations of Tenant, under or pursuant to the Lease, then Guarantor(s), at Guarantor's expense, shall on demand of Landlord fully and promptly, and pay all rent, sums, costs and charges to be paid by Tenant, and perform all the other covenants and obligations to be performed by Tenant under or pursuant to the Lease. In addition, Guarantor shall, on Landlord's demand, pay to Landlord any and all sums due to Landlord, including (without limitation) all interest and late charges with respect to past due obligations of Tenant, costs advanced by Landlord, and damages and all expenses (including attorneys' fees and litigation costs) that may arise in consequence of Tenant's default. Guarantor hereby waives all requirements of notice of the acceptance of this Guaranty. Guarantor specifically agrees that this is a guaranty of payment and performance, not of collection or satisfaction of judgment.

       b. In case of the dissolution, liquidation or insolvency
(howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against Tenant or Guarantor, all of the Obligations then existing shall, at the option of Landlord, immediately become due or accrued and payable from Guarantor. In the event of a default by Tenant under the Lease, all dividends or other payments received thereafter by Guarantor from Tenant or on account of the Obligations from whatsoever source, shall be taken and applied as payment in gross, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to Landlord.
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       c. The liability hereunder shall in no way be terminated, diminished, affected or impaired by (and Landlord is hereby authorized to maker from time to time, without notice to Guarantor) any extensions, renewals, amendments, indulgences, modifications, transfers or assignments in whole or in part of the Lease by Landlord, whether or not notice thereof is given to Guarantor, by reason of sums paid or payable to Landlord from the proceeds of any insurance policy or condemnation award, sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Obligations, either express or implied, or of any security, additional security or collateral therefor. The liability hereunder shall in no way be terminated, diminished, affected or impaired by any acceptance by Landlord of any security or additional security for, or other guarantors, or by the invalidity, unenforceability, loss of, change in priority or reduction in value in or loss of value of any of the security or additional security, or by any failure, neglect or omission on the part of Landlord to realize upon or protect any of the Obligations, or any collateral or security or additional security therefor, or to exercise any lien upon or right of appropriation of any monies, credits or property of Tenant, possessed by Landlord, toward the liquidation of the Obligations, or by any application of payments or credits thereon or by any failure, neglect or omission on the party of Landlord to enforce the obligations of the other Guarantors or by the surrender, compromise, settlement, release, change, modification or other disposition of the obligations of the other Guarantors. Landlord shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Obligations, or any part thereof. In order to hold Guarantor liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort for payment to Tenant or to any other Guaranty, or to any other persons or corporations, their properties or estates, or resort to any collateral, security, property liens or other rights or remedies whatsoever, and Landlord shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

       d. All Landlord's diligence in collection or protection, and all Landlord's demand and notice, as to any and everyone, whether or not Tenant or Guarantor or others, of default and of non-payment and of the creation and existence of any and all of the Obligations, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are waived.

    3. Notwithstanding any other provision of this Guaranty to the contrary, Guarantor hereby waives any claim or other rights which Guarantor may now have or hereafter acquire against Tenant or any other guarantor of all or any of Tenant's obligations under the Lease that arise from the existence or performance of Guarantor's obligations under this Guaranty or otherwise (all such claims and rights are referred to as "Guarantor's Conditional Rights"). including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Landlord against Tenant or any collateral which Landlord now has or hereafter acquires, whether or not such claim, remedy, or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without litigation, the right to take or receive from Tenant, director or indirectly, in cash or other property or by setoff or in any other manner payment, or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of any such Guarantors conditional rights and either (a) such amount is paid to Guarantor at any time when any of

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Tenant's obligations under the Lease shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor, any payment made by Tenant to landlord is at any time determined to be a Preferential Payment, then such amount paid to Guarantor shall be held in trust for the benefit of Landlord and shall forthwith be paid to landlord to be credited and applied upon Tenant's obligations under the Lease, whether matured or unmatured, in such order as Landlord, in its sole and absolute discretion, shall determine, To the extent that any of the foregoing provisions of this Section 4 shall not
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be enforceable, Guarantor agrees that until the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Landlord's right to full payment and performance of all the obligations of Tenant under the Lease and Guarantor shall not enforce Guarantor's Conditional Rights during such period.

    4. Landlord may, without any notice whatsoever to any, sell, mortgage, encumber, hypothecate, assign or transfer the Lease and all of the Obligations, or any part thereof, or grant participation therein, and in that event each and every immediate and successive grantor, mortgagor, trustee under a trust deed in the nature of a mortgage, assignee, transferee, or holder or participant in all or any part of the Lease or Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such grantor, mortgagor, trustee under a trust deed in the nature of a mortgage, assignee, transferee, holder or participant, as fully as if such grantor, mortgagor, trustee under a trust deed in the nature of the mortgage, assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but Landlord shall have an unimpaired right to enforce this Guaranty for the benefit of Landlord or any such participant, as to so much of the Obligations that it has not sold, assigned or transferred.

    5. Guarantor waives any and all defenses, claims and discharges of Tenant, or any other obligor, pertaining to the Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, Guarantor will not assert, plead or enforce against Landlord any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Tenant or any other person liable in respect of any of the Obligations, or any setoff available against Landlord to Tenant or any such other person, whether or not on account of a related transaction, Guarantor agrees that Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any collateral securing the Obligations, whether or not the liability of Tenant or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

    6. Landlord's rights under this Guaranty will not be exhausted by any action by Landlord until all of the Obligations have been fully paid and performed and the period of time has expired during which any payment made by Tenant or Guarantor to Landlord may be determined to be a Preferential Payment (hereinafter defined). Guarantor further agrees that to the extent Tenant or Guarantor makes any payment to Landlord in connection with the obligations of Tenant under the Lease and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Landlord or paid over to a trustee, receiver, or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to

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the extent of such payment or repayment by Landlord, the obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

    7. Any debt, Obligations, obligations and liabilities (the "Debts") of Tenant now or hereafter held by Guarantor, is hereby subordinated to the Obligations of Tenant to Landlord; and, in the event of a default by Tenant under the Lease, such Debts of Tenant to Guarantor if Landlord so requests shall be collected, enforced and received by Guarantor as trustee for Landlord and shall be paid over to Landlord on account of the Obligations of Tenant to Landlord, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

    8. Guarantor agrees at any time and from time to time, on not less than fourteen (14) days prior request by Landlord, to execute, acknowledge and deliver to Landlord and such Landlord's proposed grantors, mortgagees, trustee under a trust deed in a nature of a mortgage, successor or Tenant of the Obligations a statement in writing certifying that this Guaranty is unmodified and in full force or effect (or if the same has been modified, that the same is in full force and effect as modified and stating the modifications) and stating whether Guarantor claims any defenses, offsets or counterclaims against the enforcement of this Guaranty (and if so, the nature and amount of such defense, offset or counterclaim). Guarantor understands that the written certificate delivered pursuant to this paragraph may be relied upon by any prospective purchaser, mortgagee or trustee under a trust deed in the nature of a mortgage of the Lease or Obligations.

    9. Guarantor hereby consents to any remedy pursued by Landlord or its successor in interest to enforce its rights under the Lease, in whatever order such party may choose, including any remedies which may affect or destroy Guarantor's right of subrogation, contribution or reimbursement or the right of Guarantor to proceed against Tenant for reimbursement. Without limiting the generality of the foregoing, Guarantor hereby waives any rights Guarantor may have under California Civil Code sections 2809, 2819, 2845, 2849, and 2850, as they may be amended or modified from time to time, and any similar or successor statutes, Landlord shall have no obligation to protect, secure or insure the real estate, including all improvements thereon, described in the Lease or any security or additional security, security interests, liens or encumbrances of any collateral or additional collateral or interests in properties subject thereto. Guarantor agrees that there are no conditions or limitations to Landlord's right to enforce this Guaranty.

    10. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty shall be construed according to the laws of the State of California, in which State it shall be performed by Guarantor and may not be waived, amended, released or otherwise changed except by a writing signed by Landlord.

    11. Guarantor agrees that Landlord shall have the right to file lawsuits from time to time against Guarantor to enforce this Guaranty in any court or courts of competent jurisdiction in Los Angeles County, State of California, and in furtherance thereof, Guarantor hereby submits itself to and consents to the jurisdiction of any such court of competent jurisdiction for lawsuits in Los Angeles County, State of California.

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    12. If any legal action is brought to enforce or interpret any part of this
Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection therewith. Any judgment shall include an attorneys' fees clause which shall entitle the judgment creditor to recover attorneys' fees incurred to enforce a judgment hereon, which attorneys' fees shall be an element of post-judgment costs. The "prevailing party" shall be the party who is entitled to recover his costs of suit whether or not the suit proceeds to final judgment. The successful or prevailing party in any legal action brought to enforce or interpret any part of this Agreement shall be entitled to recover reasonable attorneys' fees and other costs incurred after a judgment has been entered in defending, perfecting or enforcing the judgment, which attorneys' fees shall be an element of post-judgment costs. The parties agree that this post-judgment attorneys' fee provision is a distinct contractual agreement severable from the rights set forth elsewhere in this Agreement and shall not merge into any judgment enforcing or interpreting any other part of this agreement.

    13. This Guaranty and every part thereof shall be effective upon delivery to Landlord, without further act, condition or acceptance by Landlord, shall be binding upon Guarantor and upon its successors and assigns and shall inure to the benefit of Landlord, its grantors, mortgagees, trustees under a trust deed in nature of a mortgage, successors and assigns. Guarantor waives notice of Landlord's acceptance hereof.


    SIGNED AND DELIVERED by Guarantor, at Beverly Hills, California, this 1/st/ day of December, 1998.


                                              /s/ Steven D. Lebowitz
                                             -----------------------------
                                             STEVEN D. LEBOWITZ
                                             439 N. Bedford Drive
                                             Beverly Hills, CA 90210


                                              /s/ Daniel M. Gottlieb
                                             -----------------------------
                                             DANIEL M. GOTTLIEB
                                             439 N. Bedford Drive
                                             Beverly Hills, CA 90210


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